INCOME TAXES - Reconciliation of Income Tax Expense (Details) - USD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
INCOME TAXES
Net loss for the year	$ (66,158)	$ (61,991)	$ (359,999)
Statutory Cayman Islands corporate tax rate	0.00%	0.00%	0.00%
Expected tax expense (recovery)	$ 0	$ 0	$ 0